UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2011

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-14428	98-014-1974
(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

Effective as of January 18, 2011, RenaissanceRe Holdings Ltd. (the “Company”) entered into an Amendment, Consent and Waiver (the “Credit Agreement Amendment”) to the Credit Agreement, dated as of April 22, 2010, by and among the Company, various financial institutions parties thereto (collectively, the “Lenders”), Bank of America, N.A. (“Bank of America”), as fronting bank, letter of credit administrator and administrative agent for the Lenders, Wells Fargo Bank, National Association (“Wells Fargo”), as syndication agent, and Banc of America Securities LLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint book managers (the “Credit Agreement”). The Credit Agreement Amendment, among other things, provides for a waiver by the Lenders of certain covenants contained in the Credit Agreement as they relate to the execution of, and certain transactions contemplated by, the Stock Purchase Agreement, dated as of November 18, 2010, by and between RenRe North America Holdings Inc., a wholly owned subsidiary of the Company (“RRNAH”), and QBE Holdings, Inc. (the “Stock Purchase Agreement”), including the sale by RRNAH of all of the issued and outstanding shares of capital stock of RenRe North America Insurance Holdings, Inc. and RenRe Agency Holdings, Inc. (the “Stock Sale”). A copy of the Stock Purchase Agreement had previously been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 18, 2010.

The description of the Credit Agreement Amendment contained herein is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Bank of America, Wells Fargo, Barclays Bank PLC, The Bank of New York Mellon (“BONY Mellon”) and Citibank, N.A. (“Citibank”), which are parties to the Credit Agreement, are also parties to the Reimbursement Agreement (defined below). Citibank, BONY Mellon, Bank of America and Wells Fargo are also parties to the Third Amended and Restated Credit Agreement, which provides for a $200 million revolving commitment to DaVinciRe Holdings Ltd., a subsidiary of the Company (the “DaVinci Credit Facility”). In addition, certain affiliates of the Lenders have in the past provided, and may in the future provide, investment banking, transfer agent, trusteeship, custodial, and/or other financial services from time to time to the Company and its affiliates.

Amendment to Third Amended and Restated Reimbursement Agreement

Effective as of January 18, 2011, the Company and its affiliates, Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd. and DaVinci Reinsurance Ltd. (such affiliates, collectively, the “Account Parties”), entered into an Amendment, Consent and Waiver (the “Reimbursement Agreement Amendment”) to the Third Amended and Restated Reimbursement Agreement, dated as of April 22, 2010, by and among the Company, the Account Parties, the various banks and financial institutions parties thereto (collectively, the “Banks”), Wells Fargo, as issuing bank, administrative agent and collateral agent for the Banks, and certain other agents (the “Reimbursement Agreement”). The Reimbursement Agreement Amendment, among other things, provides for a waiver by the Banks of certain covenants contained in the Reimbursement Agreement as they relate to the execution of, and certain transactions contemplated by, the Stock Purchase Agreement, including the Stock Sale.

The description of the Reimbursement Agreement Amendment contained herein is qualified in its entirety by reference to the Reimbursement Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Bank of America, Wells Fargo, Barclays Bank PLC, BONY Mellon and Citibank, all of which are parties to the

Reimbursement Agreement, are also parties to the Credit Agreement (described above). Citibank, BONY Mellon, Bank of America and Wells Fargo are also parties to the DaVinci Credit Facility (described above). In addition, certain affiliates of the Banks have in the past provided, and may in the future provide, investment banking, transfer agent, trusteeship, custodial, and/or other financial services from time to time to the Company and its affiliates.

Waiver Agreement in respect of 5.75% Senior Notes due 2020

Effective as of January 21, 2011, the Company and RRNAH entered into a Waiver Agreement (the “Waiver Agreement”) with Deutsche Bank Trust Company Americas (the “Trustee”) in order to effect a one-time waiver (the “Waiver”) of the asset sales covenant as it relates to the Stock Sale, which covenant is contained in Section 8.1 of the Indenture, dated as of March 17, 2010, by and among RRNAH, as issuer, the Company, as guarantor, and the Trustee, as trustee, as supplemented by the First Supplemental Indenture, dated as of March 17, 2010 among the same parties (as so supplemented, the “Indenture”), pursuant to which RRNAH issued $250,000,000 aggregate principal amount of 5.75% Senior Notes due 2020 (the “Notes”). The Waiver Agreement was executed following the completion by the Company and RRNAH of the previously announced consent solicitation relating to the Waiver (the “Consent Solicitation”).

The description of the Waiver Agreement contained herein is qualified in its entirety by reference to the Waiver Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01.	Other Events.

On January 21, 2010, the Company issued a press release announcing that as of the expiration time of the Consent Solicitation, RRNAH had received the requisite consents from the holders of the Notes in order to effect the Waiver. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

10.1	Amendment, Consent and Waiver to Credit Agreement, dated as of January 18, 2011, by and among RenaissanceRe Holdings Ltd., various financial institutions listed on the signature pages thereto and Bank of America, N.A., as Fronting Bank, LC Administrator and Administrative Agent.

10.2	Amendment, Consent and Waiver to Third Amended and Restated Reimbursement Agreement, dated as of January 18, 2011, by and among RenaissanceRe Holdings Ltd., Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd., DaVinci Reinsurance Ltd., the various financial institutions listed on the signature pages thereto and Wells Fargo Bank, National Association, as Issuing Bank, Collateral Agent and Administrative Agent.

10.3	Waiver Agreement, dated as of January 21, 2011, by and among RenaissanceRe Holdings Ltd., RenRe North America Holdings Inc. and Deutsche Bank Trust Company Americas, as Trustee.

99.1	Press Release, dated January 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: January 24, 2011	By:	/s/ Stephen H. Weinstein
		Name:	Stephen H. Weinstein
		Title:	SVP, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description

10.1	Amendment, Consent and Waiver to Credit Agreement, dated as of January 18, 2011, by and among RenaissanceRe Holdings Ltd., various financial institutions listed on the signature pages thereto and Bank of America, N.A., as Fronting Bank, LC Administrator and Administrative Agent.

10.2	Amendment, Consent and Waiver to Third Amended and Restated Reimbursement Agreement, dated as of January 18, 2011, by and among RenaissanceRe Holdings Ltd., Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd., DaVinci Reinsurance Ltd., the various financial institutions listed on the signature pages thereto and Wells Fargo Bank, National Association, as Issuing Bank, Collateral Agent and Administrative Agent.

10.3	Waiver Agreement, dated as of January 21, 2011, by and among RenaissanceRe Holdings Ltd., RenRe North America Holdings Inc. and Deutsche Bank Trust Company Americas, as Trustee.

99.1	Press Release, dated January 21, 2011.